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                                                                  EXHIBIT 10.55



                         FIFTEENTH AMENDMENT AND WAIVER


         FIFTEENTH AMENDMENT AND WAIVER (this "Amendment"), dated as of July 2, 1999, among ANCHOR GLASS CONTAINER CORPORATION, f/k/a Anchor Glass Acquisition Corporation, a Delaware Corporation (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders"), BANKERS TRUST COMPANY, as an Issuing Bank (an "Issuing Bank"), BT COMMERCIAL CORPORATION, acting as Co-Syndication Agent and Agent (the "Agent"), and PNC BANK, NATIONAL ASSOCIATION, as Co-Syndication Agent and as an Issuing Bank (an "Issuing Bank"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                             W I T N E S S E T H :


         WHEREAS, the Borrower, the Lenders, the Issuing Banks and the Agent are parties to a Credit Agreement, dated as of February 5, 1997 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

         WHEREAS, G&G Investments, Inc. ("G&G") and the Borrower are parties to an Intercompany Note, dated as of September 8, 1998 (the "Intercompany Note"), in the principal amount of U.S. $17,330,021.37, between G&G, as Maker, and the Borrower, as Holder;


         WHEREAS, the parties hereto wish to amend and/or waive certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;


         NOW, THEREFORE, it is agreed:

         1. Notwithstanding any provision of the Credit Agreement, the Borrower may amend the Intercompany Note to extend the Maturity Date thereof to August 31, 1999.

         2. Section 8.6 is waived to the extent necessary to permit the Borrower to pay a cash dividend, not to exceed $1.5 million in the aggregate, on the Series A Preferred Stock.

         3. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Fifteenth Amendment Effective Date (as defined in Section 6 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Fifteenth Amendment Effective Date, after giving effect to this Amendment.




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         4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each Lender.

         6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         7. This Amendment shall become effective on the date (the "Fifteenth Amendment Effective Date") when the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its address for notice provided for in the Credit Agreement.

         8. From and after the Fifteenth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                     * * *





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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                 ANCHOR GLASS CONTAINER CORPORATION



                                     By: /s/ M. William Lightner, Jr.
                                        ---------------------------------------
                                     Name:   M. William Lightner, Jr.
                                     Title:  Senior Vice President &
                                             Chief Financial Officer


                                     BT COMMERCIAL CORPORATION,
                                        Individually, as Agent and as
                                        Co-Syndication Agent



                                     By: /s/ Frank A. Chiovari
                                        ---------------------------------------
                                     Name:   Frank A. Chiovari
                                     Title:  Vice President


                                     PNC BANK, NATIONAL ASSOCIATION,
                                        Individually, as Co-Syndication Agent
                                        and Issuing Bank



                                     By: /s/ Enrico A. Della Corna
                                        ---------------------------------------
                                     Name:   Enrico A. Della Corna
                                     Title:  Vice President


                                     BANKERS TRUST COMPANY, as Issuing Bank



                                     By: /s/ Frank A. Chiovari
                                        ---------------------------------------
                                     Name:   Frank A. Chiovari
                                     Title:  Vice President




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                                     THE CIT GROUP/BUSINESS CREDIT, INC.



                                     By: /s/ Robert Smith
                                        ---------------------------------------
                                     Name:   Robert Smith
                                     Title:  Senior Vice President


                                     CORESTATES BANK, N.A.



                                     By: /s/ Jennifer Avrigian
                                        ---------------------------------------
                                     Name:   Jennifer Avrigian
                                     Title:  Asst. Vice President


                                     FLEET BANK



                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:


                                     KEY CORPORATE CAPITAL, INC.



                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:


                                     MELLON BANK, N.A.



                                     By:
                                        ---------------------------------------
                                     Name:
                                     Title:




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                                     NATIONAL BANK OF CANADA



                                     By: /s/ Donald P. Haddad
                                        ---------------------------------------
                                     Name:   Donald P. Haddad
                                     Title:  Vice President & Manager



                                     By: /s/ Eric L. Moore
                                        ---------------------------------------
                                     Name:   Eric L. Moore
                                     Title:  Vice President


                                     NATIONAL CITY COMMERCIAL FINANCE, INC.



                                     By: /s/ Elizabeth M. Lynch
                                        ---------------------------------------
                                     Name:   Elizabeth M. Lynch
                                     Title:  Senior Vice President


                                     SUMMIT COMMERCIAL/GIBRALTAR CORP.



                                     By: /s/ Stewart J. Jensen
                                        ---------------------------------------
                                     Name:   Stewart J. Jensen
                                     Title:  Vice President